NORTHERN LIGHTS VARIABLE TRUST

JNF MONEY MARKET PORTFOLIO

SUPPLEMENT DATED OCTOBER 8, 2008, AS AMENDED ON DECEMBER 19, 2008

 TO THE

PROSPECTUS DATED MAY 1, 2008

REGARDING

PARTICIPATION IN THE U.S. TREASURY’S

TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

Effective immediately, the following information supplements certain information in the Prospectus and should be read in conjunction with the Prospectus.

On October 3, 2008, the Board of Trustees of the Northern Lights Variable Trust authorized the participation by the JNF Money Market Portfolio (the “Portfolio”) in the U.S. Treasury’s (the “Treasury”) Temporary Money Market Guarantee Program (the “Program”), and the Portfolio currently participates in the Program. Under the Program, the Treasury guarantees the Portfolio’s $1.00 share price for shares held by a shareholder as of September 19, 2008 if: (1) the Portfolio’s net asset value falls below $0.995 per share; (2) the Portfolio promptly liquidates thereafter; and (3) the liquidation proceeds are less than $1.00 per share.  The Program protects the lesser of (i) the number of shares held in a shareholder account in the Portfolio as of the close of business on September 19, 2008 or (ii) the number of shares held in a shareholder account in the Portfolio on the date on which the liquidation occurred.

The Program does not cover or protect shares acquired by an investor after September 19, 2008.  Furthermore, the Program’s coverage for all participating mutual funds is currently approximately $50 billion and therefore does not guarantee investors will receive a $1.00 net asset value upon the liquidation or redemption of the investor’s shares.

The cost to the Portfolio of participation in the Program for the three-month initial term ended December 18, 2008 was 0.01% of its assets as of September 19, 2008. This expense was borne by the Portfolio outside of the reimbursement arrangements currently in place.   The Program was authorized for an initial three-month term and has been renewed thereafter by the Treasury for an additional term ending April 30, 2009.  In no event will the Program extend beyond September 18, 2009, and any extension may continue to be limited to covering shareholders of record as of September 19, 2008.

Portfolio management has decided that the Program is beneficial to the Portfolio and its shareholders and has applied to continue its participation therein through April 30, 2009.  The Portfolio will pay an additional 0.015% of its assets as of September 19, 2008 in order to continue to participate through April 2009.

Additional details regarding the Program are available at http://www.ustreas.gov.  Please direct any questions concerning the Portfolio and its participation in the Program according to the contact information in the Portfolio Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE